W

COMMON STOCK
                                                             CUSIP 94768K 10 0
                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                              Webstakes.com, Inc.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


is the owner of

          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01
                           PAR VALUE PER SHARE, OF

                              Webstakes.com, Inc.

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     In Witness Whereof, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its Corporate Seal to be hereunto affixed.

Dated:

                                                       President and Secretary

                                                       Chief Executive Officer
                                                     and Chairman of the Board

Countersigned and Registered:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                Transfer Agent
                                                                 and Registrar
By
                                                          Authorized Signature

                             Webstakes.com, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT                    Custodian
                                       (Cust)                           (Minor)
                               under Uniform Gifts to Minors
                               Act
                                                                 (State)
UNIF TRANS MIN ACT                   Custodian
                                       (Cust)                           (Minor)
                                   under Uniform Transfers to Minors
                                Act
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received,
                    hereby sell, assign and transfer unto
                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

                                                                        Shares

of the common stock represented by the within Certificate and do hereby
irrevocably constitute and appoint                                      Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated

X
X
NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. cv m012.zx

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

W

COMMON STOCK

CUSIP 94768K 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

Webstakes.com, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
OF

Webstakes.com, Inc.

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its Corporate Seal to be hereunto affixed.

Dated:

President and Secretary

Chief Executive Officer

and Chairman of the Board


Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY

Transfer Agent

and Registrar

By



Authorized Signature

Webstakes.com, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN
-
-
-

as tenants in common

as tenants by the entireties

as joint tenants with right

of survivorship and not as

tenants in common

UNIF GIFT MIN ACT-                  Custodian
                                             (Cust)

(Minor)


                               under Uniform Gifts to Minors

                               Act
                                                                 (State)

UNIF TRANS MIN ACT-                 Custodian

                                              (Cust)                     (Minor)

                                   under Uniform Transfers to Minors

                                Act
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received,
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares

of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

cv m012.zx

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.